SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 24, 2003

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699

(Address of principal executive offices) (Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press release dated April 24, 2003.

99.2	Slide presentation given April 24, 2003, during investor teleconference.

Item 9. Regulation FD Disclosure (including Item 12 information).

The information included in Exhibit 99-1, which is intended to be furnished under Item 12 “Results of Operations and Financial Condition,” is being furnished under this Item 9 in accordance with SEC Release No. 33-8216, (34-47853).

On Thursday, April 24, 2003, Sunoco Logistics Partners L.P. (the “Company”) issued a press release announcing financial results for the Company’s first quarter 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. Attached as Exhibit 99.2, and being furnished under Item 9 “Regulation FD Disclosure,” is a copy of the slide presentation made during the investor conference call to discuss the announced earnings.

The information in this report is being furnished, not filed, pursuant to Item 9 and Item 12 of Form 8-K. Accordingly, the information in Item 9 and Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By: Sunoco Partners LLC, its General Partner

By:	/s/ SEAN P. MCGRATH
Sean P. McGrath Comptroller (Principal Accounting Officer)

DATE April 24, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated April 24, 2003.

99.2	Slide presentation given April 24, 2003 during investor teleconference.